Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
   Quest Minerals & Mining Corp.


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 10, 2005 on the financial statements of Quest Minerals and Mining Corp. for the year ended December 31, 2004.



                                       /s/ KEMPISTY & COMPANY, CPAs, P.C.
                                       ----------------------------------------
                                       Kempisty & Company,
                                       Certified Public Accountant, P.C.
                                       New York, New York



Dated: October 19, 2005